                                                                 EXHIBIT 10.28

                                                                  Execution Copy

                     PLATINUM UNDERWRITERS REINSURANCE, INC.
                           RUN-OFF SERVICES AGREEMENT

            This Agreement, dated as of November 1, 2002 is entered into by and between Platinum Underwriters Reinsurance, Inc., a Maryland insurance company ("Platinum"), and St. Paul Fire and Marine Insurance Company, a Minnesota insurance company ("Fire and Marine") and Mountain Ridge Insurance Company, a Vermont insurance company ("Mountain Ridge", and together with Fire and Marine, the "St. Paul Parties").

                                    RECITALS:

            WHEREAS, The St. Paul Companies, Inc., a Minnesota corporation and the ultimate parent of the St. Paul Parties ("St. Paul"), and Platinum Underwriters Holdings, Ltd., a Bermuda company and the ultimate parent of Platinum ("Parent"), have entered into a Formation and Separation Agreement, dated as of October 28, 2002 (the "Formation and Separation Agreement"), pursuant to which St. Paul and Parent have set forth terms governing St. Paul's sponsorship of the organization of Parent and its subsidiaries, actions to be taken in respect of Parent's initial public offering of its common shares (the "Public Offering"), and the ongoing relationships between St. Paul and its subsidiaries and Parent and its subsidiaries following the effective date of the Public Offering (the "Closing Date");

            WHEREAS, the St. Paul Parties have issued certain reinsurance contracts, which contracts will not be renewed following the Closing Date (the "Run-off Contracts") and have issued and may issue or renew certain reinsurance contracts (the "Reinsurance Contracts") which will be one hundred percent (100%) reinsured by Platinum pursuant to the Quota Share Retrocession Agreements (as defined in the Formation and Separation Agreement);

            WHEREAS, pursuant to Section 3.01(c) of the Formation and Separation Agreement, St. Paul and Parent have agreed that Parent's Post-closing Subsidiaries shall, at the request of St. Paul and its Post-closing Subsidiaries, provide to St. Paul and its Post-closing Subsidiaries, following the Closing Date, certain services reasonably necessary to administer the Run-off Contracts and the Reinsurance Contracts.

            NOW, THEREFORE, in furtherance of the transactions contemplated by the Formation and Separation Agreement and in consideration of the premises and the mutual covenants and agreements contained therein and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. RUN-OFF SERVICES TO BE PROVIDED.

      (a) Description of Run-off Services. Platinum shall provide from time to time after the Closing Date, at the reasonable request of the St. Paul Parties, the services of senior personnel with appropriate expertise and experience that are reasonably acceptable to the St. Paul Parties as may be reasonably necessary to oversee the administration of the Run-off Contracts and the Reinsurance Contracts by the St. Paul Parties, including such services as specified in Exhibit A hereto (the "Run-off Services").

      (b) Standard for Run-off Services. Platinum shall provide each of the Run-off Services in such manner as the St. Paul Parties may reasonably request from time to time for purposes of this Agreement; provided that Platinum shall not be required to provide, or cause to be provided, the Run-off Services at a standard materially higher than the standard generally provided by Platinum in respect of other business of Platinum. Platinum shall maintain all licenses and authorizations required for it to provide the Run-off Services pursuant to this Agreement.

      (c) Period of Run-off Services. (i) Platinum hereby agrees to provide Run-off Services for up to a period of two years following the date hereof; provided that Platinum shall in good faith consider requests by the St. Paul Parties to reasonably extend the time period for Run-off Services in light of the circumstances at the time of such request. Platinum and the St. Paul Parties shall agree upon the terms that will govern the provision of Run-off Services to be so provided at the time the St. Paul Parties makes such request; and

            (ii) Platinum or the St. Paul Parties may terminate this Agreement for cause.

      (d) Price of Run-off Services. With respect to the provision of Run-off Services, each of the St. Paul Parties, severally but not jointly, shall pay to Platinum or the Platinum Subsidiary designated by Platinum the "actual cost" to Platinum or its Subsidiary (which shall consist of Platinum's or such Subsidiary's direct and reasonable indirect costs), as the case may be, as certified in good faith by Platinum. For greater certainty, the parties agree that "actual cost" will include any incremental and out-of-pocket costs incurred by Platinum in connection with the Run-off Services, including the conversion, acquisition and disposition cost of software and equipment acquired for the purposes of providing the Run-off Services and the cost of establishing requisite systems and data feeds and hiring necessary personnel.

      (e) Run-off Services Coordinators. (i) Platinum and each of the St. Paul Parties each agrees to assign a Run-off Services coordinator as set forth in paragraph (ii) below and to provide other reasonably necessary assistance to cooperate in determining the extent of Run-off Services to be provided.

            (ii) Platinum and each of the St. Paul Parties shall each designate one Run-off Services coordinator having skills and experience acceptable to the other party who will provide continuous oversight and coordination of, and communicate concerning disputes with respect to, the Run-off Services, who will be available to Platinum and the St. Paul Parties during normal business hours and who will be responsible for providing for or delegating the provision of assistance regarding the Run-off Services. The Run-off

Services coordinators will cooperate on a regular basis to plan for the delivery of Run-off Services, including the timetable for the provision of such services and the incurring of related costs. Platinum and the St. Paul Parties may from time to time substitute the persons serving as Run-off Services coordinators with other persons qualified to serve in those positions.

      (f) Cooperation. Upon the terms and subject to the conditions and other agreements set forth herein, each party agrees to use its commercially reasonable efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other party in doing, all things necessary or advisable to perform the transactions contemplated by this Agreement. In particular, the St. Paul Parties shall permit (but shall not require) Platinum to place one or more of its employees on-site at the St. Paul Parties, and shall provide such employees with the facilities reasonably necessary to administer the Run-off Contracts and the Reinsurance Contracts as contemplated in Section 1(a) and Exhibit A. The St. Paul Parties shall have the right to review the qualifications and experience of Platinum's employees prior to providing them with access to the St. Paul Parties' facilities. Such facilities shall include providing Platinum's employees with workspace reasonably requested at the site where the St. Paul Parties are servicing their reinsurance run-off operations and the Reinsurance Contracts to the extent such workspace is available to be provided to Platinum, and access to the St. Paul Parties' reinsurance and accounting systems to the extent necessary, provided, however, that the St. Paul Parties shall not be required to provide such access to the extent such reinsurance and accounting systems relate to other than the Run-off Contracts and the Reinsurance Contracts. All such access shall be during the normal working hours of the St. Paul Parties and shall be required to be provided only in such a manner as not to unreasonably interfere with the normal operations of the St. Paul Parties. Platinum agrees that the employees who will have access to the St. Paul Parties' facilities and information are limited to using such facilities and information solely and exclusively for the purposes of providing administration of the Run-off Contracts and the Reinsurance Contracts as contemplated hereunder, and fulfilling its obligations under this Agreement. Platinum also agrees that the employees shall not attempt to gain access to any information relating to contracts other than the Run-off Contracts and the Reinsurance Contracts. Any non-public information that is not related to the Run-off Contracts and the Reinsurance Contracts shall be considered confidential information and proprietary and Platinum and its employees agree not to use such information for any purpose and not to disclose the information to any third parties except as required by applicable law or governmental authority.

      (g) Regulatory Matters. Platinum will cooperate, and will cause each of its Post-closing Subsidiaries providing Run-off Services hereunder to cooperate, with each of St. Paul and its Post-closing Subsidiaries and any regulatory authorities to satisfy any regulatory requirements applicable to entities that provide Run-off Services to St. Paul or its Post-closing Subsidiaries.

      (h) Licenses. St. Paul will grant to Platinum and/or its Post-closing Subsidiaries licenses to use any service marks, trademarks and other intellectual property rights necessary for Platinum and its Post-closing Subsidiaries to provide the Run-off Services in accordance with the provisions of this Agreement.

      (i) Retention of Agreement. This Agreement will be retained as part of the official records of Platinum and the St. Paul Parties for the term of the Agreement and five years thereafter.

2. BILLING; TAXES.

            No later than 30 days following the last day of each calendar quarter, Platinum shall provide each of the St. Paul Parties with a report setting forth an itemized list of the Run-off Services provided to each of the St. Paul Parties during such last calendar quarter, in a form agreed to by the parties. Each of the St. Paul Parties shall promptly (and in no event later than 30 days after receipt of such report, unless that St. Paul Party is contesting the amount set forth in the report in good faith) pay to Platinum by wire transfer in immediately payable funds all amounts payable as set forth in such report. Each party will pay all taxes for which it is the primary obligor as a result of the provision of Run-off Services under this Agreement; provide, that the St. Paul Parties shall be solely responsible for, and shall reimburse Platinum in respect of any sales, gross receipts or transfer tax payable with respect to the provision of any Run-off Service under this Agreement, and any such reimbursement obligation shall be in addition to the St. Paul Parties' obligation to pay for such Service.

3. CONFIDENTIAL INFORMATION.

            Platinum agrees to be bound to the provisions of Section 11.03 of the Formation and Separation Agreement as if it were the Company thereunder.

4. RELATIONSHIPS AMONG THE PARTIES, RECIPIENTS AND PROVIDERS.

            Nothing in this Agreement shall cause the relationship between Platinum on the one hand and the St. Paul Parties on the other to be deemed to constitute an agency, partnership or joint venture. The terms of this Agreement are not intended to constitute any of the parties and their Affiliates a joint employer for any purpose. Each of the parties agrees that the provisions of this Agreement as a whole are not intended to, and do not, constitute control of the other party (or any Affiliates thereof) or provide it with the ability to control such other party (or any Affiliates thereof), and each party hereto expressly disclaims any right or power under this Agreement to exercise any power whatsoever over the management or policies of the other (or any Affiliates thereof). Nothing in this Agreement shall oblige either party hereto to act in breach of the requirements of any law, rule or regulation applicable to it, including securities and insurance laws, written policy statements of securities commissions, insurance and other regulatory authorities, and the by-laws, rules, regulations and written policy statements of relevant securities and self-regulatory organizations.

5. INDEMNIFICATION.

      (a) Each of the St. Paul Parties, severally but not jointly, shall indemnify and hold harmless, to the full extent permitted by law, Platinum, its Post-closing Subsidiaries and their respective officers, directors and employees ("Platinum Indemnities") from and against any and all Losses of any of the Platinum Indemnitees arising out of or based upon any actions taken or refrained from being taken by any such Platinum Indemnitee at the direction of such St. Paul Party pursuant to this Agreement, or any breach by such St. Paul Party of any of its covenants under this Agreement.

      (b) Platinum shall indemnify and hold harmless, to the full extent permitted by law, the St. Paul Parties and their officers, directors and employees (the "St. Paul Parties' Indemnitees") from and against any and all Losses of any of the St. Paul Parties' Indemnitees arising out of or based upon the negligence or willful misconduct of any person providing Run-off Services, or any breach by Platinum of any of its covenants under this Agreement. Notwithstanding anything to the contrary in this Agreement, the maximum amount of indemnifiable losses which may be recovered from Platinum hereunder shall under no circumstances exceed the aggregate fees paid to Platinum by St. Paul pursuant to Section 1(d).

      (c) Except with respect to claims relating to actual fraud, the indemnification provisions set forth in this section are the sole and exclusive remedy of the parties hereto for any and all claims for indemnification under this Agreement.

6. FORCE MAJEURE/DELAY.

            No party will be responsible if it is prevented from complying, either totally or in part, with any of the terms or provisions of this Agreement by reason of an Event of Force Majeure (as defined below), and such party shall have no liability to the other party in connection therewith; provided, that such party shall have a duty reasonably to mitigate, or cause to be mitigated, any such failure to comply. As used in the Agreement, an "Event of Force Majeure" means any of the following: fires, floods, earthquakes, elements of nature or acts of God; acts of war, terrorism, riots, civil disorders, rebellions or revolutions; strikes, lockouts or labor difficulties; power outages, equipment failures, computer viruses or malicious acts of third parties; and laws, orders, proclamations, regulations, ordinances, demands or requirements of governmental authorities.

7. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.

8. DISPUTE RESOLUTION.

      (a) Mandatory Arbitration. The parties hereto shall promptly submit any dispute, claim, or controversy arising out of or relating to this Agreement and/or the provision of Services hereunder, including effect, validity, breach, interpretation, performance, or enforcement (collectively, a "Dispute") to binding arbitration in New York, New York at the offices of Judicial Arbitration and Mediation Services, Inc. ("JAMS") before an arbitrator (the "Arbitrator") in accordance with JAMS' Comprehensive Arbitration Rules and Procedures and the Federal Arbitration Act, 9 U.S.C. Sections 1 et seq. The Arbitrator shall be a former judge selected from JAMS' pool of neutrals. The parties agree that, except as otherwise provided herein respecting temporary or preliminary injunctive relief, binding arbitration shall be the sole means of resolving any Dispute. Judgment on any award of the Arbitrators may be entered by any court of competent jurisdiction.

      (b) Costs. The costs of the arbitration proceeding and any proceeding in court to confirm or to vacate any arbitration award or to obtain temporary or preliminary injunctive relief as provided in paragraph (c) below, as applicable (including, without limitation, actual attorneys' fees and costs), shall be borne by the unsuccessful party and shall be awarded as part of the Arbitrator's decision, unless the Arbitrator shall otherwise allocate such costs in such decision.

      (c) Injunctive Relief. The parties hereto may seek or obtain temporary or preliminary injunctive relief in a court for any breach or threatened breach of any provision hereof pending the hearing before and determination of the Arbitrator. The St. Paul Parties hereby agree that they shall continue to provide, or cause their Affiliates to provide, any and all Services pending the hearing before and determination of the Arbitrator, it being agreed and understood that the failure to so provide may cause irreparable harm to the St. Paul Parties and their Affiliates and that the putative breaching party has assumed all of the commercial risks associated with such breach or threatened breach of any provision hereof by such party.

      (d) Courts. The parties agree that the State and Federal courts in The City of New York shall have jurisdiction for purposes of enforcement of their agreement to submit Disputes to arbitration and of any award of the Arbitrator.

9. ASSIGNMENT.

            Neither this Agreement nor the rights or obligations hereunder shall be assignable by either party hereto, by operation of law or otherwise, without the prior written consent of the other party hereto, and any purported assignment shall be null and void. Subject to the foregoing, this Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

10. ENTIRE AGREEMENT.

            This Agreement and the Formation and Separation Agreement constitute the entire agreement, and supersede all prior agreements and understandings (oral and written), by and among the parties hereto with respect to the subject matter hereof.

11. NO THIRD PARTY RIGHTS.

            Nothing contained in this Agreement, express or implied, establishes or creates, or is intended or will be construed to establish or create, any right in or remedy of, or any duty or obligation to, any third party.

12. NOTICES.

            All notices, requests, claims, demands, and other communications hereunder will be in writing and shall be deemed to have been duly given if delivered by hand (with receipt confirmed), or by certified mail, postage prepaid and return receipt requested, or by facsimile addressed as follows (or to such other address as a party may designate by written notice to the others) and shall be deemed given on the date on which such notice is received:

If to the St. Paul Parties:

        The St. Paul Companies, Inc.
        385 Washington Street
        St. Paul, Minnesota 55102
        Attn.: General Counsel
        Facsimile:  (410) 205-6967

With a copy to:

        Donald R. Crawshaw
        Sullivan & Cromwell
        125 Broad Street
        New York, New York  10004
        Facsimile:  (212) 558-3588

If to Platinum:

        Platinum Underwriters Holdings, Ltd.
        Clarendon House
        2 Church Street
        Hamilton HM 11
        Bermuda
        Attn.:   Secretary
        Facsimile:  (441) 292-4720

With a copy to:

        Linda E. Ransom
        Dewey Ballantine LLP
        1301 Avenue of the Americas
        New York, New York 10019
        Facsimile:  (212) 259-6576

13. COUNTERPARTS.

            This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

14. AMENDMENT; MODIFICATION.

            The parties may by written agreement, subject to any regulatory approval as may be required, (a) extend the time for the performance of any of the obligations or other acts of the parties hereto (b) waive any inaccuracies in the documents delivered pursuant to this Agreement, and (c) waive compliance with or modify, amend or supplement any of the agreements contained in this Agreement or waive or modify performance of any of the obligations of any of the parties hereto. This Agreement may not be amended or modified except by an instrument in writing duly signed on behalf of the parties hereto.

15. WAIVER.

            No failure by any party to take any action or assert any right hereunder shall be deemed to be a waiver of such right in the event of the continuation or repetition of the circumstances giving rise to such right, unless expressly waived in writing.

16. SEVERABILITY.

            To the extent any provision of this Agreement shall be invalid or unenforceable, it shall be considered deleted herefrom and the remaining provisions of this Agreement shall be unaffected and shall continue in full force and effect.

17. SPECIFIC PERFORMANCE AND OTHER EQUITABLE RIGHTS.

            Each of the parties recognizes and acknowledges that neither the St. Paul Parties nor Platinum would contemplate the provision of Run-off Services hereunder unless this Agreement was executed and that a breach by a party of any covenants or other commitments contained in this Agreement will cause the other party to sustain injury for which it would not have an adequate remedy at law for money damages. Therefore, each of the parties agrees that in the event of any such breach, the aggrieved party shall be entitled to the remedy of specific performance of such covenants or commitments and preliminary and permanent injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity, and the parties further agree to waive any requirement for the securing or posting of any bond in connection with the obtaining of any such injunctive or other equitable relief.

18. HEADINGS.

            Headings contained in this Agreement are for reference purposes only. They shall not affect in any way the meaning or interpretation of this Agreement.

19. DEFINITIONS; FORMATION AND SEPARATION AGREEMENT.

            Capitalized terms used but not defined in this Agreement have the meanings specified in the Formation and Separation Agreement.

20. EFFECTIVENESS.

            This Agreement shall become effective contingent upon the consummation of the Public Offering, without any further action by either of the parties hereto.

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first above written.


                                   ST. PAUL FIRE AND MARINE INSURANCE COMPANY

                                   By: /s/ Thomas A. Bradley
                                       -----------------------------------------
                                       Name: Thomas A. Bradley
                                       Title: Executive Vice President and Chief
                                              Financial Officer


                                   MOUNTAIN RIDGE INSURANCE COMPANY

                                   By: /s/ James M. Conway
                                       -----------------------------------------
                                       Name: James M. Conway
                                       Title: Secretary


                                   PLATINUM UNDERWRITERS REINSURANCE, INC.

                                   By: /s/ Michael D. Price
                                       -----------------------------------------
                                       Name: Michael D. Price
                                       Title: President and Chief Underwriting
                                              Officer

                                                                       EXHIBIT A

                                                  Run-Off Services
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------
                              DESCRIPTION OF
                              FACILITIES AND
                               ASSETS TO BE                            MAXIMUM
                                  USED IN         LEVEL   QUALITY      SERVICE
      DESCRIPTION OF             PROVIDING         OF       OF       PERIOD FROM        PRICE OF         CONTACT
     RESPONSIBILITIES            SERVICES        SERVICE  SERVICE      CLOSING          SERVICES         PERSON
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------
                                                  CONTRACT WORDING
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------
1) Initial contract        Platinum employees                      December 31,      Actual costs    Cathy Keeley
   wording review for      will have access to                     2003              as allocated
   2002 Platinum           existing SPRe                                             among parties
   Reinsured Business      systems and files as                                      through July
2) Initial contract        needed                                  Consultation as   2003
   wording review for                                              needed
   2002 excluded business                                                            Actual Cost,
3) Contract wording                                                                  hourly rate
   review and
   consultation for                                                                  Actual Cost,
   pre-2002 business.                                                                hourly rate
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------

                                                        LEGAL
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------
1) Contract wording
   assistance and
   oversight as needed,
   including legal review
   of certain contract
   clauses (mold and
   terrorism).
2) Coordination with
   Claims with respect to
   significant disputes;
   provide legal
   analysis, and
   retain/supervise
   outside counsel in
   connection with any
   claims related
   litigations/
   arbitrations.
3) Consult on various MGA
   disputes (Redhawk,
   Vicko, Clarke,
   Fortress).
4) Assistance with
   non-party discovery,
   on-going branch
   closings, and certain
   other transition
   matters.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                              DESCRIPTION OF
                              FACILITIES AND
                               ASSETS TO BE                            MAXIMUM
                                  USED IN         LEVEL   QUALITY      SERVICE
      DESCRIPTION OF             PROVIDING         OF       OF       PERIOD FROM        PRICE OF         CONTACT
     RESPONSIBILITIES            SERVICES        SERVICE  SERVICE      CLOSING          SERVICES         PERSON           ISSUES
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                                                         Information Systems
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
1. Provide help                                                    4 months, or      Actual cost     Fernando Mavri
   desk/hands-on                                                   until either                      (Operator)
   technical support for                                           party stops
   "Second Shift"                                                  occupying the                     German
   computer room                                                   premises at 195                   Bolistavsky
   operations, database                                            Broadway, New                     (DBA)
   administration                                                  York, NY (the
   (specifically during                                            "Premises"),                      Patrick Rene
   last week of November                                           which ever is                     (DBA alternate
   02 through December                                             earlier.                          for German)
   02, where Platinum
   will be providing full
   support).




-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
2. Provide knowledge                                               4 months or       Actual cost     Omar Fazal
   transferregarding Data                                          until either                      (Notes,
   Center issues on an as                                          party                             Terminal
   needed basis for the                                            stops occupying                   Server,
   following areas:                                                the Premises,                     General)
                                                                   which ever is
-LAN Administration                                                earlier.                          Mike Finamore
   (including Novel and                                                                              (LAN,
   Windows 2000)                                                                                     Applications
-Terminal Server                                                                                     Deployment,
   Administration                                                                                    General)
   (including Citrix)
-Lotus Notes                                                                                         Robert Surma
   Administration                                                                                    (LAN,
-Application Deployment                                                                              Applications
-External Communications/                                                                            Deployment,
   Internet                                                                                          General)
-Computer Room Operations
-General Systems Q&A                                                                                 Rafael Rivera
                                                                                                     (Applications
                                                                                                      Deployment)

                                                                                                     Frank Dlugosz
                                                                                                     (Computer Room
                                                                                                     Operations,
                                                                                                     External
                                                                                                     Communications,
                                                                                                     Internet,
                                                                                                     General)

                                                                                                     Joe Plasencia
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                              DESCRIPTION OF
                              FACILITIES AND
                               ASSETS TO BE                            MAXIMUM
                                  USED IN         LEVEL   QUALITY      SERVICE
      DESCRIPTION OF             PROVIDING         OF       OF       PERIOD FROM        PRICE OF         CONTACT
     RESPONSIBILITIES            SERVICES        SERVICE  SERVICE      CLOSING          SERVICES         PERSON           ISSUES
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                                                       (General)
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
3. Provide knowledge                                               4 months or       Actual cost     Nathalie
   transfer regarding                                              until either                      Barrezueta
   various Applications                                            party                             (Oracle
   issues on an as needed                                          stops occupying                   Financials,
   basis for the                                                   the Premises,                     CHQ, Finance
   following areas:                                                which ever is                     Processing)
                                                                   earlier.
      -Oracle Financials                                                                             Raman
      -CHQ Reporting                                                                                 Sundarajan
      -Finance related                                                                               (Oracle
         processing                                                                                  Financials,
      -Data Warehousing                                                                              CHQ, Finance
      -Actuate Reporting                                                                             Processing)
         Architecture
      -GRS Security                                                                                  Jack Jagannath
                                                                                                     (Oracle
                                                                                                     Financials)

                                                                                                     Nassir Fazal
                                                                                                     (Data
                                                                                                     Warehousing)

                                                                                                     Katerina
                                                                                                     Mavrodis (Data
                                                                                                     Warehousing)

                                                                                                     German
                                                                                                     Bolislavaky
                                                                                                     (Actuate)

                                                                                                     Patrick Rene
                                                                                                     (Actuate, GRS
                                                                                                     Security)
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
4. Provide knowledge                                               4 months or       Actual cost     Joe Plasencia
   transfer regarding                                              until either                      Sonya Toribio
   various Applications                                            party
   issues on an as needed                                          stops occupying
   basis for the                                                   the Premises,
   following areas:                                                which ever is
                                                                   earlier.
      -Purchasing
      -Inventory
      -Vendor relations
      -Contract
       Management
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                              DESCRIPTION OF
                              FACILITIES AND
                               ASSETS TO BE                            MAXIMUM
                                  USED IN         LEVEL   QUALITY      SERVICE
      DESCRIPTION OF             PROVIDING         OF       OF       PERIOD FROM        PRICE OF         CONTACT
     RESPONSIBILITIES            SERVICES        SERVICE  SERVICE      CLOSING          SERVICES         PERSON           ISSUES
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                                                               FINANCE
------------------------------------------------------------------------------------------------------------------------------------
                                               (A) FINANCIAL OPERATIONS AND REPORTING
------------------------------------------------------------------------------------------------------------------------------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
                              DESCRIPTION OF
                              FACILITIES AND
                               ASSETS TO BE                            MAXIMUM
                                  USED IN         LEVEL   QUALITY      SERVICE
      DESCRIPTION OF             PROVIDING         OF       OF       PERIOD FROM        PRICE OF         CONTACT
     RESPONSIBILITIES            SERVICES        SERVICE  SERVICE      CLOSING          SERVICES         PERSON           ISSUES
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
1. Consultation or         Platinum employees                      Estimated         Actual cost     Anthony Macri
   assistance as needed    will have access to                     service period                    Dorothea
   in the maintenance and  and will be required                    through lst qtr                   Monteleone
   closing of the          to use existing Re                      2003 close                        Steve Timpone
   official books for St.  systems and existing                    subject to 1E.
   Paul Re runoff during   and/or new policies
   the interim period.     & procedures. Note                      It is expected
   Includes the            the "or new" is                         that the Re
   following:              limited to the                          run-off
   A. Assistance in the    tagging, processing                     personnel can
   processing of           and reporting of                        perform some
   automated               retroactive                             functions on
   transactions, manual    reinsurance only.                       Day 1.
   journal entries,
   general ledger
   maintained, account
   reconciliation and
   other items as deemed
   necessary to prepare
   and support financial
   statements (GAAP, Tax
   and statutory) and
   closing feed required
   by CHQ. Includes the
   proper recording and
   reporting of the
   retroactive
   reinsurance
   accounting.

B. Applies to functions
   that occur monthly,
   quarterly as well as
   annually.
C. Applies to all
   components of the
   underwriting function,
   premium, commissions,
   case loss and loss
   expense reserves, IBNR
   loan and Loss expense
   reserves and paid loss
   and loss expense.
D. Handling of Run-off
   Foreign currency
   accounting.
E. Training of Re staff
   to be able to support
   this function in the
   endstate.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
2. Assist in the                                                   Estimated         Actual cost     Anthony Macri
   development and                                                 service period                    Dorothea
   implementation to tag                                           3-6 months                        Monteleone
   and properly report                                             subject to staff                  Steve Timpone
   retroactive and                                                 training.                         Claude Chevance
   prospective St. Paul
   cessions to Platinum
   and training of Re
   staff to be able to
   support this function
   in the endstate.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
3. Reconcile St. Paul Re                                           Until task is     Actual cost     Anthony Macri
   general ledger                                                  completed                         Steve Timpone
   accounts as of 9/30/02                                                                            Tim Fritz
   to CHQ and turn over                                                                              Claude Chevance
   to St. Paul Re run-off
   and CHQ staff.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
4. Consultation or                                                 1 month duration  Actual cost     Anthony Macn     Accruals will
   assistance in the                                               or until                          Dorothea         go to CHQ when
   completion of misc.                                             information is                    Monteleone       operating
   accounting items                                                turned over.                      Steve Timpone    expense items
   currently performed                                             Transfer to CHQ                   Jim Kopp         move. Other
   during the interim                                              as listed. Sales                  Sharon Manning   items staff
   period. Training of                                             & use tax owner                   James Watczsk    in NY must
   St. Paul Re runoff                                              Jim Kopp.                                          perform on
   staff to handle                                                 Dorothea to                                        executive
   functions until they                                            prepare info for                                   compensation
   can be turned over to                                           exp audit to                                       until all on
   Re staff at a mutually                                          point of                                           CHQ system.
   agreed time. This                                               transfer.
   includes but is not                                             Dorothea provide
   limited to:                                                     James W. exp
   A. Expense accrual                                              accrual info
   B. Expense                                                      Sharon M. work
      distribution                                                 with Anthony on
   C. Employee benefit                                             depreciation.
      accrual                                                      Claude to
   D. Deprecation                                                  prepare rent tax
   E. Sales and use tax
   F. Commercial rent tax
   G. Expense reports for
      highly compensated
      executives
   H. Banking information
   I. Other items that
      are required
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
5. Complete management                                             Expected          Actual Cost     Anthony Macri    Assume that
   company expense                                                 duration 1 month                  Dorothea         CHQ reports
   allocations.                                                                                      Monteleone       for expense
                                                                   Service required                  Steve Timpone    reporting and
                                                                   during the                                         management
                                                                   period after the                                   meet Mark
                                                                   close but prior                                    reporting
                                                                   to turning the                                     needs. If this
                                                                   general ledger                                     is not the
                                                                   over to CHQ for                                    approach more
                                                                   operating exp.                                     training will
                                                                   items.                                             be required.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
6. Train staff on                                                  2 months          Actual cost     Anthony Macri
   reporting and                                                   consultation as                   Dorothea
   processing                                                      required                          Monteleone
   requirements for the                                                                              Steve Timpone
   Vermont captive.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
7. Train staff on                                                  2 months          Actual cost     Anthony Macri
   reporting and                                                   Consultation as                   Dorothea
   processing                                                      required                          Monteleone
   requirements for the                                                                              Steve Timpone
   Bermuda captive.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                            (b) Treasury

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
8. Consultation as needed                                          Maximum           Actual cost     Dorothea
   for Re run-off staff                                            consultation                      Monteleone
   to complete daily cash                                          period 1 month                    Robert Fanelli
   flow funding analysis
   during the interim                                              It is expected
   period. Includes the                                            that the Re
   following:                                                      run-off
   Reviewing                                                       personnel can
   underwriting/claims                                             perform this
   experience and any                                              function on
   operating expense that                                          Day l
   affect the company's
   cash flow.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
9. Consultation as needed                                          Maximum           Actual cost     Dorothea
   for Re run-off staff                                            consultation                      Monteleone
   to enter cash receipts                                          period 1 month                    Robert Fanelli
   into GRS by company,
   client, currency and                                            It is expected
   CSD staff member for                                            that the Re
   matching and clearing                                           run-off
                                                                   personnel can
                                                                   perform this
                                                                   function on
                                                                   Day l
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
10. Consultation as                                                Maximum           Actual cost     Dorothea
   needed for Re run-off                                           consultation                      Monteleone
   staff to complete all                                           period 1 month                    Robert Fanelli
   necessary underwriting
   cash disbursements.                                             It is expected
   Includes wires/ACH and                                          that the Re
   checks, and can be                                              run-off
   denominated in                                                  personnel can
   multiple currencies.                                            perform this
                                                                   function on
                                                                   Day l
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
11. Complete operating                                             Maximum service   Actual cost     Dorothea         Operating
   cash disbursements and                                          period 1 month                    Monteleone       expense
   travel and expense                                                                                Kathy Skytland   accounts and
   accounts until such                                                                               Paul Munson      T&E processing
   time as that these                                                                                                 will require a
   functions are                                                                                                      plan for
   transferred to CHQ.                                                                                                transition
   Provide St. Paul Re                                                                                                that includes
   staff an overview of                                                                                               communication,
   existing processing                                                                                                training, and
   environment to enable                                                                                              deployment of
   them to research                                                                                                   software to
   items as needed.                                                                                                   employees
                                                                                                                      affected in
                                                                                                                      St. Paul Re
                                                                                                                      run-off.
                                                                                                                      Target date is
                                                                                                                      11/1/2002
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
12. Transition payroll                                             Maximum service   Actual cost     Dorothea         Transition G/L
   processing to CHQ in                                            period 1 month                    Monteleone       to chq and
   an expedient manner.                                                                              Sharon Manning   bank
   Ensure complete and                                                                               Bob Vidmar       reconciliation
   accurate reporting of                                                                                              on 11/1.
   such on St. Paul Re
   general ledger.                                                                                                    Re Run-off
   Transition ledger and                                                                                              employees
   bank accounts                                                                                                      will be
   reconciliation on                                                                                                  converted to
   11/1. Provide St. Paul                                                                                             new department
   Re staff an overview                                                                                               units once the
   of existing processing                                                                                             deal is
   environment to enable                                                                                              signed.
   them to research items                                                                                             Payroll
   as needed.                                                                                                         register must
                                                                                                                      go to Dorothea
                                                                                                                      during the
                                                                                                                      interim for
                                                                                                                      proper G/L
                                                                                                                      posting.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
13. A. Prepare bank                                                1 month after     Actual cost     Dorothea         Bank account
   account reconciliation                                          transition                        Monteleone       number sent to
   for the St. Paul Re                                                                               Kevin Burke      Abe McCarty a
   Management Company                                                                                Joel Campbell    week prior to
   until such time as St.                                                                            St. Paul Re      conversion.
   Paul Re staff is                                                                                  run-off staff    Hand off
   trained and it is                                                                                                  expected the
   mutually agreed to                                                                                Dorothea,        second week of
   transition effort to                                                                              Kevin, Joel      Nov.
   the Re run-off staff.                                                                             to plan and
                                                                                                     document         Kevin Burke to
B. Prepare bank account                                                                              transition       receive the
   reconciliation for the                                                                            plan and         Management
   underwriting accounts                                                                             approach         Company
   until such time as St.                                                                                             reconciliation
   Paul Re staff is
   trained and it is                                                                                                  Claude to
   mutually agreed to                                                                                                 receive the
   transition effort to                                                                                               underwriting
   the Re run-off staff.                                                                                              reconciliation
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
14. Consultation as                                                Maximum service   Actual cost     Dorothea
   needed to transition                                            period 1 month                    Monteleone
   due to and from inter                                           It is expected                    Joel Campbell
   company accounts                                                that the Re
   reconciliation to CHQ.                                          run-off
                                                                   personnel can
                                                                   perform this
                                                                   function on
                                                                   Day l
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
15. Consultation as                                                2 months          Actual cost     Dorothea         Review trial
   needed for Re run-off                                                                             Monteleone       balances,
   staff to complete the                                           It is expected                                     Investment
   monthly foreign                                                 that the Re                                        report and
   currency position.                                              run-off                                            queries as
                                                                   personnel can                                      needed.
                                                                   perform this
                                                                   function on
                                                                   Day l
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
16. Assist, consult and                                            15 months         Actual cost     Lewis Pulliam
   train St. Paul Re                                                                                 Neal Schmitt
   runoff staff with                                                                                 Milary Olson
   other actuarial
   support functions
   including:

A. Review and analysis of
   data for the purpose
   of establishing IBNR
   and EBNR reserves as
   well as all other
   appropriate accruals.

B. Identify the
   significant drivers of
   the result as well as
   explaining the actual
   variation from
   expectations.

C. Review and
   modification to
   Schedule P.

D. Update Asbestos and
   Environmental reserve
   position.

E. Review of underlying
   reserving parameters
   and assumptions.

F. Maintenance of
   Actuarial Reserving
   System (ARS).

G. Maintenance of
   historical data by
   reserving class
   detail.

H. Review of actual vs.
   expected loss
   emergence.

I. Respond to all queries
   from retrocessionaries
   concerning reserve
   position and
   development.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
17. Complete loss reserve                                          90 days after     Actual cost     Lewis Pulliam    Platinum staff
   valuation at the date                                           the close                         Neal Schmitt     will complete
   of close as required                                                                              Milary Olson     the valuation
   by the retrocession                                                                               Scott Anderson   and St. Paul
   agreements.                                                                                       Paul Brehm       staff will
                                                                                                                      approve it
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
18. Assist, consult and                                            15 months         Actual cost     Paul Brehm
   train St. Paul Re                                                                                 Lewis Pulliam
   runoff staff with the                                                                             Neal Schmitt
   calculation of results                                                                            Milary Olson
   (Paid & Ult L/R) by
   accident year (99 and
   forward) to be used
   for the updating of
   the Holborn loss
   recovery position.
   Also assist, consult,
   and train St. Paul Re
   runoff staff with the
   updating of the
   Casualty Aggregate
   loss recovery.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------

                                                                       EXHIBIT A

                                                            (d) Overall
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------
19. Platinum to provide                                            After year end    Actual cost -   Anthony Macri
   assistance to Re                                                close or as       hourly rate     Dorothea
   run-off staff to                                                required                          Monteleone
   respond to requests                                                                               Steve Timpone
   from external                                                                                     Lewis Pulliam
   auditors, examiners                                                                               Neal Schmitt
   and regulators related                                                                            Milary Olson
   to St. Paul Re
   reporting, including
   annual examination of
   its financial
   statements, or other
   required filings. This
   could include but is
   not limited to State
   insurance department
   examinations, IRS,
   KPMG, Sales and use
   tax audits, etc.
-------------------------  --------------------  -------  -------  ----------------  --------------  ---------------  --------------